Mast Global Battery Recycling & Production ETF

EV

(a series of NEOS ETF Trust)

Supplement dated April 4, 2025 to the Prospectus, Summary Prospectus, and

Statement of Additional Information (“SAI”) dated September 28, 2024.

The Board of Trustees (the “Board”) of NEOS ETF Trust (the “Trust”) has determined that it is in the best interests of shareholders to liquidate the Mast Global Battery Recycling & Production ETF (the “Fund”), a series of the Trust, following a recommendation by the Fund’s investment adviser, NEOS Investment Management, LLC. The Board has determined to liquidate the Fund with the liquidation payment to shareholders expected to take place on or about April 25, 2025 (the “Liquidation Date”).

After the close of business on April 17, 2025, the Fund no longer will accept creation orders. The last day of trading of Fund shares on the NYSE Arca, Inc. (the “Exchange”) will be April 17, 2025. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on the Exchange until market close on April 17, 2025, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on April 17, 2025, and the shares will be subsequently delisted. Shareholders who do not sell their Fund shares before market close on April 17, 2025, will receive cash in their brokerage accounts equal to the amount of the net asset value of their shares (which will include any capital gains and dividend distributions) on or about the Liquidation Date.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. You may wish to consult your tax advisor about your particular situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (833) 833-1311.

This Supplement and the Prospectus, Summary Prospectus, and Statement of Additional Information dated September 28, 2024, provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (833) 833-1311.